                                                                    EXHIBIT 10.5

Jack Sauer
Vice President
Sales & Marketing

                                                May 31, 1996


        Susan Sheedy, RN, MPH, FACHE
        Director Quality Improvement/
        Program Development
        HealthSouth Corporation
        Two Perimeter Park South
        Birmingham, AL 35243
        (205) 967-7116
        (205) 969-4736 Fax

        Dear Susan:

        This letter will confirm that the current contract between HealthSouth Corporation and Formations in Health Care, Inc. effective June 1, 1995 has been automatically renewed under the same terms and conditions. This renewal will be for a period of one year beginning June 1, 1996.

        We also agreed that we will be working to finalize agreement on new projects and services such as the Ambulatory Surgery Project. We may then mutually agree to supersede this agreement with one that incorporates the revised format and language developed for these new projects and services.

        I'm looking forward to working with you personally and continuing to develop the partnership between our companies.

                                        Sincerely


                                        /s/ Jack Sauer



cc:     Mark Kaiser
        Pam Leiter

[LOGO]  FORMATIONS
          IN HEALTH CARE, INC.



                                 CONTRACT FOR
                  SUBSCRIBING TO FORMATIONS OUTCOMES SYSTEMS

Date:   June 1, 1995

To:     James Bennett, President and C.E.O.
        HealthSouth Corporation
        Two Perimeter Parkway South
        Birmingham, AL 35243

FROM:   Pamella Leiter, President
        Formations in Health Care, Inc.

Formations has truly appreciated the collaboration and support from HealthSouth over the last year, as well as the previous years. We hope you have been satisfied with the dedication of our staff to providing service to your facility and corporate office staff. We have been timely and maintained accuracy, while being flexible to your needs. We were not perfect, as there were three unfortunate incidents where we mis-communicated or needed to improve a procedure. However, we have implemented better procedures and are uniquely positioned to continue to serve your organization.

Once again, we are requesting that our contract be renewed. This document details all of the charges, including the increase in pricing. It has not been possible to provide service at the current level for the 1994 prices. THIS CONTRACT INCLUDES A 37% INCREASE IN PATIENTS AND A 37% INCREASE IN TOTAL COST FOR SERVICES, BASED UPON SERVICES THAT HAVE BEEN ORDERED AS OF JULY 28, 1995.

A summary of pricing is included in Addendum 4, pages 21 and 22.


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May 28, 1995
Page 1

Jim , we need a little help from you in the area of collections. Formations has had a tough time getting paid by HealthSouth in 40 days. This has made it very difficult for us to meet payroll. We have had to borrow and pay interest to cover while waiting for late HealthSouth payments, for which we are not getting paid interest. This is very hard on a small business. We are now billing twice a month, but it seems checks are still being delayed. Would you consider an electronic transfer of funds, or do you have any other solutions?

All in all this has been a very satisfying relationship. We look forward to the future.

cc:  Susan Sheedy















HealthSouth Data Contract
May 28, 1995

AGREEMENT FOR PARTICIPATION IN THE FORMATIONS NATIONAL OUTCOME SYSTEM


This Agreement is entered into this ______ day of _____, 1995, between HealthSouth Corporation, of Birmingham, Alabama (hereinafter the Participating Organization) and Formations in Health Care, Inc. of Chicago, IL, (hereinafter Formations).

WITNESSETH:

Whereas, Formations is an Indiana Corporation licensed to conduct business in Illinois and engaged in the development of an outcome measurement system for providers of rehabilitation services,

and, whereas, Formations provides the Formations Outcome System, (hereinafter referred to as the System), proprietary to Formations. Such System may include:
        1. Clinical rating scales, which may or may not be proprietary to Formations
        2. A method for rating patients in rehabilitation facilities
        3.      Training materials and a Certification process
        4.      Data collection forms and software
        5.      Data analysis programs
        6.      Outcomes reports
        7.      Follow-up interviews

and, whereas, the System is intended to provide a standardized system for rehabilitation facilities to:

        1. Evaluate program effectiveness based on predictive ranges of functional improvement.
        2. Monitor program efficiency based on predictive ranges of length of stay and facility charges.
        3.      Monitor program changes and interventions.
        4. Assist in meeting CARF program evaluation and JCAHO quality improvement standards.
        5. Minimize staff time and costs to implement a program evaluation system.
        6. Compare themselves to national data on program effectiveness and efficiency.


and, whereas, to accomplish this, the Participating Organization has selected to use the following scale(s), as appropriate, for outcomes measurement:
        -       Level of Rehabilitation Scale (LORS-III)


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May 28, 1995
Page 3

        -  Functional independence measure
        - Medical Outcomes Scales (Pain, Wound, Respiratory and scales under development): inpatient rehabilitation patients with medical comorbidities and medical subacute patients.
        -  Comorbid Disease Status: all patients
        - Instrumental ADL Scales: inpatient rehab and outpatient neuro patients
        - Outpatient Scales: neuro, orthopedic scales and occupational rehabilitation scales as appropriate for hospital based outpatient programs


AA. It is hereby agreed between the parties that nothing within the scope of this Agreement shall be deemed a grant of license by Formations to the Participating Organization in any third party, proprietary rights such as terms, names, common law trademarks, registered trademarks, trade names, service marks and/or logos, data, scales and measures, (hereinafter "Third Party Terms(s)") or shall give the Participating Organization any right, title, or interest in or to such Third Party Term(s) for any purpose whatsoever. It is understood, however, that the Participating Organization may use and refer to such Third Party Term(s) for internal purposes, so long as the Participating Organization at all times when using such Third Party Term(s) acknowledges the proprietary rights, if any, of such Third Party Term(s). The Participating Organization agrees that it shall indemnify, defend, and hold Formations harmless from any misuse by the Participating Organization of any Third Party Term(s). The Participating Organization shall promptly notify Formations in the defense of any such claim or demand, neither shall settle such claim nor demand without the permission of the other. The provision of this section shall survive the termination or expiration of this agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

AB. To maintain the validity of the data collected by Formations, Formations has developed a certification process. It is required by the certification process that clinical raters take a test to show that they adequately understand the rating guide lines and the scoring of the System and the scales. It is also required that 80% of the clinical staff at a given facility achieve this standard. To assure this standard, Formations had, upon the request of its clients, developed a registry of clinicians who have passed a test of the ability of clinical raters to correctly use the scales and rate patients in a uniform method. It is herein referred to as "Competency Certification." This certification is a process that is controlled and managed by Formations and used for Formations purposes only. It is understood between the parties that no other authority, either public or private mandates or supervises this certification process.

AC. It is also acknowledged by the parties that Formations have developed a data analysis method that is unique to the industry and is recognized for its reporting methods. It is agreed that if and


HealthSouth Data Contract
May 28, 1995
when the Participating Organization uses its data in a written form for marketing, contracting, public relations, or any other external purpose, it will provide written recognition of Formations' proprietary rights in this data analysis method.

AD. The parties acknowledge that Formations owns certain data entry software referred to as the Rehabilitation Case Manager (RCM) based upon the Paradox Runtime System. If the Participating Organization chooses to use this software, it is agreed that the Participating Organization accept the terms and agreements stipulated in the end-user license agreement and any other agreements related to software licenses.

In fulfilling the terms of this contract:
A. Formations shall enroll the Participating Organization and its designated facilities as subscribers to the Formations Outcomes Systems and shall provide the following services:

    1. A LIST OF ALL FACILITIES COVERED under this contract, with the understanding that the number of facilities and the services provided to each can increase throughout the year, upon the Participating Organization providing Formations with a 60 days notice. This list shall be provided in January.

    2. COMPETENCY CERTIFICATION: Participating Organization must receive "Competency Certification" in order for Formations to accept data from this Participating Organization into the national data base.
        For a Participating Organization to achieve this standard, 80% of its clinical raters must pass a test that is offered by Formations in Health Care, Inc. To pass, the clinical rater must get 80% of the questions correct. Formations provides the following services to assist the Participating Organization in achieving Competency
        Certification:

        a) On-site training to all clinical raters at designated individual facilities to be provided for the initial certification in a scale.

        b) Provide one trained education consultant for on-site training to all clinical raters in the form of a 4-6 hour workshop, followed by a "Certification Test." Formations reserves the right to develop in the future, alternate methods of education to include computer-assisted training and/or videotapes and/or train-the-trainer workshops. These alternate methods shall be agreed upon, in writing between the Participating Organization and Formations.

        c) Score the clinicians' test and maintain a data base of therapists who have passed the test and inform the Participating Organization whether each


HealthSouth Data Contract
May 28, 1995
Page 5
                clinician has passed/not passed.

        d) Inform the Participating Organization of the clinicians who have not passed the test. Offer the test at regular intervals to those who did not pass the first time and score the test of these clinicians, and inform the Participating Organization whether each clinician has passed/not passed, and whether 80% of the staff has passed the test, and whether the Participating Organization has achieved Competency Certification.

        e) Provide a certificate indicating Competency Certification for each clinical rater and for each facility designated by the Participating Organization.

        f) If the Participating Organization collects and submits data and does not meet competency requirements, and the Participating Organization desires a Formations Outcomes Report, Formations will process a "conditional" report as a preliminary indication of outcomes, but the report will include a "qualifying statement" that the facility has not yet passed the competency requirements for rating.

        g) Formations will provide the testing and/or a workshop(s) at intervals when less than 80% of the staff meets competency requirements.

        h) Formations will schedule Competency Workshops according to a schedule to be agreed upon in writing between the parties. In January of each year, Formations shall provide an education schedule for the year which lists any facility that will receive training and the approximate date of the training. It is understood that new facilities may be added or scales may be added throughout the year and additional training may be scheduled as needed.

        i) The Participating Organization and Formations may produce training videos to be used to train new staff after the facility has achieved initial certification; e.g., it is assumed that each facility will have an on-site certification session and that the videos will be used to supplement that training of newly hired staff. The Participating Organization and Formations agree that they will split the costs of production in half, and that the Participating Organization will grant rights to Formations to sell and market these training videos to other Formations' clients. If the Participating Organization produces the videos in such a way that they appear proprietary to the Participating Organization (use of logos and


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May 28, 1995
              mention of the Participating Organization's name, other than in recognition of copyright, or procedures specific to the Participating Organization) and cannot be used by Formations to sell or market, Formations shall be compensated for its share of the development time at a rate of $125 per hour, as for consulting services.

       k) After a facility has been certified and there has been less than twenty percent turnover in staff, the new staff may become certified by reading training manuals, watching videos and taking the certification test. These tests shall be mailed to Formations, scored and certificates provided. When the staff turnover is greater than twenty percent in a given year, on-site certification class shall be held.

3. REPORT PROCESSING: Read data, check for missing data and errors, and process all data provided by each facility for the purpose of producing facility and corporate outcomes reports and data analysis studies.

       a) Provide Quarterly Facility Inpatient Rehabilitation Outcomes Reports of the admission and discharge data collected from each facility. Each facility shall be compared to the Formations aggregate inpatient data base. Reports shall be processed according to the data schedule as specified in Addendum 2. These reports shall consist of 14 tables, 5 standard graphs and 3 optional graphs. One set of color graphs shall be provided to each facility.

              Formations shall revise the current report format to provide a comparison to previous and current year-to-date.

              Facilities who use the new co-morbid disease scales and the Instrumental ADL scales shall have their report expanded by at least 2 tables. Facilities who use the Medical Outcomes Scales shall have their report expanded up to 33 tables and 7 graphs.

       b) Provide Quarterly Inpatient Rehabilitation Facility Follow-up Reports of the discharge and follow-up data collected from each facility. Each facility shall be compared to Formations' aggregate inpatient data base. Reports shall be processed according to the schedule specified in Addendum 2. These reports shall consist of 5 tables and 1 standard graph, a "Patient Decline Report," and patient comments, each of the last two reports providing identification of the patient by patient medical record number, and a log of interview completion and non-completion, specifying reasons

HealthSouth Data Contract
May 28, 1995
Page 7
                for non-completion. Each facility shall receive one unbound copy of this report. Graphs in the Follow-up Report are printed in black and white and color.

                The corporate office shall receive one page of this report that indicates which patients are "better, same or worse." This table shall be revised by the 3rd quarter of 1995 to include a comparison to current quarter of last year and current year and previous cumulative year-to-date.

        c) Provide two-Year-End Inpatient Rehabilitation Outcomes Reports to each facility that aggregates admission and discharge data from a twelve month period. One report compares each HealthSouth facility to Formations aggregate inpatient data base. These reports shall consist of 14
                TABLES AND 5 STANDARD GRAPHS AND 3 OPTIONAL GRAPHS. One set of color graphs shall be provided to each facility.
                The second report is a Year-End Facility Outcomes Report
                Payor Profile that separates annualized outcomes data by Medicare and Other, with Medicaid omitted from data. Formations shall revise the current reports to include a comparison of to previous and current year-to-date.

        d) Process two Quarterly Corporate Inpatient Rehabilitation Outcomes Reports and Quarterly Follow-up Reports: "Break out," of all impairment groups, and "No-Break Out," which collapses the impairment groups into major categories. These reports aggregate the data from all facilities each quarter and compare the HealthSouth corporation to Formations aggregate inpatient data base, which includes all HealthSouth facilities. The no-break out report currently compares the current quarter to the same quarter or the previous year and the current year to date to the year to date of the previous year. Formations will modify the "Break-Out" Report to reflect these same comparisons. The graphs in the Quarterly Corporate Inpatient Outcomes Reports are produced in black and white and one set is provided in color.

        e) Process Quarterly Corporate Inpatient Rehabilitation Trend Report: This report compares the HealthSouth Corporation to Formations aggregate inpatient data base, which includes all HealthSouth facilities. This report consists of 40 graphs and reflects patient numbers and their outcomes since May 1989 and ongoing. This report has been especially designed for HealthSouth. The graphs are produced in black and white only.

        f)      Process Quarterly Corporate Inpatient Ranking Report: This


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May 28, 1995
Page 8
              report compares all facilities to the national data base, to the Health South data base, and to the data base that excludes HealthSouth. It compares all facilities, by eight product lines, to the outcomes of length of stay, charges, self care, mobility, and return to home rate and ranks them in order of performance. A comparison is made to the mean of the data base and the expected range as available. In addition, the report states the number of total patients that the facility treated. 13 color copies and one black and white copy of this report is provided.

       g) Provide quarterly facility reports for hospital based outpatient neuro, orthopedic or occupational rehab outpatients and rehabilitation inpatients with respiratory, wound, pain as secondary complications or medical subacute patients receiving care for respiratory, wound or pain, who have been assessed on one of Formations' new scales. These new reports shall be available no sooner than October 15, 1995 to facilities who have started to collect data by July 1, 1995. Corporate reports for these scales will be available in June, 1996 or as requested by the Participating Organization.

       h) Provide one bound copy and one unbound copy of every report produced, unless stated otherwise above.

       i) Provide ongoing support by telephone or fax, not to exceed one hour per quarter per facility throughout the duration of this contract. In addition, the President of Formations in Health Care, Inc. shall provide in person support/consultation for one day per quarter to the corporate office staff on all matters related to this contract.

       j) Maintain a copy of all patient data collected from facility(ies) belonging to the Participating Organization.

       k) Maintain the confidentiality of the data specific to the Participating Organization and maintain the confidentiality of the analysis of the data specific to the Participating Organization, unless otherwise requested by the Participating Organization.

       l) Notify the corporate office when 10% or more of the data submitted by a facility is missing from the data file.

       m) Notify the corporate office when a facility's data is more than one week late.



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May 28, 1995
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


       n) The schedule for production of all reports is contained in Addendum 2.

4. CONDUCT FOLLOW-UP TELEPHONE CALLS on the patients discharged from the Participating Organization.

       a) Provide trained telephone interviewers with a background in health care/rehabilitation to call discharged rehabilitation inpatients between 80-100 days after discharge.

       b) Interview rehabilitation inpatients using an agreed upon follow-up survey consisting of up to 24 standard questions and 2 custom questions.

       c) Provide a report meeting the specifications in section 3.b) stated above.

       d) Make contact with 70% of the rehabilitation inpatients discharged or their family members, for whom correct telephone numbers have been provided, and data was submitted prior to expiration of follow-up cycle (100 days after discharge). Formations will make a minimum of three attempts to call each patient, prior to coding as "No Answer."

       e) Notify the facility administrator or, in his or her absence, the acting administrator when an interview reveals a problem that requires immediate attention by the facility.

       f) Maintain follow-up data on computer files. Provide each facility with a copy of their completed follow-up data on a diskette at the end of each quarter, as the Participating Organization's computer software allows for unloading of the data.

       g) Provide follow-up telephone services for outpatient neuro, ortho, or occupational rehabilitation patients and medical rehabilitation or subacute patients as requested by the Participating Organization. These services require the use of Formations' new scales. Follow-up services shall be available for these services after September 1, 1995. Follow-up reports shall be available after December 1, 1995.

5. Provide a detailed file specifications and data transmission schedule to allow for the electronic data transmission.

       a) Provide detailed file layouts with exact descriptors of all data elements, i.e.,


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May 28, 1995
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

              1)     Zero filled left or right and justification instructions.
              2)     Examples of how data fields must be completed.
              3)     Definition of export format.

       b) Provide Participating Organization with notification of any changes in file layout or data definitions which would require modifications of the Participating Organization's software 90 days prior to Formations' implementation of new data procession procedures.

       c) Any changes in Participating Organization's software file structure and data transmission shall be described and signed off by both parties to the execution of such changes.

6. MAINTAIN INSURANCE of up to $100,000.00 to cover loss of data due to property casualty.

7. PROVIDE CUSTOM SERVICES such as data analysis, report production software design and programming, and consultation upon request. Such services shall be requested in writing, an estimate provided and an approval signature provided prior to implementation.

B.     The Participating Organization shall:

       1. At least once a year and prior to June 1, provides Formations with a CURRENT LISTING OF ALL FACILITIES covered by the contract, specifying if they are to receive rehabilitation reports, medical outcomes reports and/or outpatient neuro, ortho or occupational rehabilitation reports.

       2. Keep Formations UPDATED WITH INFORMATION regarding the name, contact person and approximate numbers of patients for new facilities and with changes in facility personnel, phone numbers of data coordinators, follow up coordinators and administrators and fax to Formations as soon as possible.

       3. Ensure that the CERTIFICATION PROCESS for raters and the facilities designated by the Participating Organization is maintained in cooperation with Formations to delete clinicians who are no longer acting as raters from certification records and provide competency Certification for new raters.

              a) This shall be done by sending a staff listing with clinician names and social security numbers once a year to Formations.



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May 28, 1995
Page 11

       b) Assign an appropriate staff member at each facility to oversee the Competency Certification training for new staff members. Make certain that this staff member has achieved Formations Competency Certification through Formations Competency Certification process.

       c) Once a year, during a two-month certification period, Formations may make notification and request that the Participating Organization make copies of, distributes, and administers the Certification Test to non-certified staff. Once completed, the Participating Organization shall send the Certification Tests to Formations for scoring.

4. Ensure that data will be collected within three days from admission and within three days from discharge for all patients according to their actual level of functioning at admission and discharge, and that data shall not be intentionally falsified or distorted for any reason.

5. Assign a staff member at each facility who shall be responsible for assuring that all data fields are complete, and that data is entered and submitted according to guide lines as specified in the Instruction Guide and according to the data submission schedule agreed upon between the parties (See Addendum 2) and inform Formations of that person's name, telephone number and fax number.

       a) Inform Formations in Health Care, Inc. when this responsibility has been reassigned to another staff member for any reason and provide appropriate information.

       b) See that all staffs who coordinate data have been supplied with an Instruction Guide provided by Formations and the data coordination responsibilities have been fully explained.

6. Maintain a data collection method that provides Formations with a data file that can be read by Formations data analysis program.

7. Use Formations primarily to provide national comparisons of rehabilitation outcome data.

8. Submit inpatient rehab data to Formations according to the following schedule: Each facility shall submit inpatient rehab data from the previous month by the 12th of every month. Inpatient rehab data shall be submitted on a diskette.

8) Indemnify, defend and hold Formations harmless from and against any third party

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May 28, 1995
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

              claim, demand, suit or actions with regard to Formations use of such data in accordance with the terms and provisions of this Agreement. The Participating Organization agrees that all patients shall sign a release of information that allows their confidential outcomes data, names and telephone number to be released to Formations for the purpose of making follow-up telephone calls. An example is provided in Addendum 3.

C) The term of this contract shall be for one year from June 1, 1995. This contract shall be automatically renewed for successive one year periods, subject to agreement on adjustment to the contract price.

D) This contract may be terminated by either party by providing day one hundred eighty day written notice to the other party. The expiration or termination of this Agreement shall not in any way affect or be deemed to affect any obligation of either party having accrued prior to the expiration or effective date of termination hereof or any right or obligation which, by its terms, is to survive the expiration or termination of this Agreement. Not withstanding any other provision of this Agreement, should the settlement or final determination of any intellectual property action or other action taken by a Third Party against Formations or Participating Organization established that further use of Third Party Terms shall result in a continuing infringement of such Third Party rights, then Formations shall have the option and right to immediately terminate this Agreement without further duty or obligation to Participating Organization.

E)     Cost for services:
       a)     Testing, scoring and certification of raters and the facility.
              Cost: $1,000 for each facility for the initial certification training for in the use of a scale, plus travel expenses. As new training methodologies are developed, costs and responsibilities shall be agreed upon in writing between the parties. For individual testing of raters, there will be $20.00 per applicant fee to offer and grade the test, enroll in data base and to provide certificates. Each clinician must have a certification manual to study. The cost of this manual is $15.00 per manual and cannot be duplicated.

       b)     Enrolling of each facility:
              All facilities currently operated by the Participating Organization as designated in Addendum 4, shall be included in this contract.

       c)     Outcomes Reports:
              Reports will be processed for inpatient rehabilitation. Some facilities will also receive medical outcomes reports and outpatient reports as requested and designated in Addendum 5. Please note that in the previous contract, only the


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May 28, 1995
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

              LORS or functional independence measure was available. In this contract the co-morbid disease status is available to all facilities and, pain, wound, respiratory, Instrumental ADLs, Outpatient Neuro, Ortho and Occupational Rehabilitation are available to selected facilities.
              Cost: All facility and corporate outcomes reports described in this contract shall be produced for the cost of $11.35 per patient or a minimum of $250 per report, whichever is greater, with a guaranteed minimum number of patients to be 20,000 35,000, or 2,917 patients per month. This fee is the same whether the patient is assessed on one or more of the Formations' scales in a given setting. In other words, if a patient is discharged from inpatient care and admitted to outpatient care, subacute care or home health care, where outcomes are assessed, this will constitute a new patient fee.

       d)     Follow-up Telephone Interviews:
              Cost: $8.90 per patient, plus telephone bill expense, with a guaranteed minimum number of patients to be 35,000, or 2,917 patients per month. (Note: This is cost per patient, not per completed call. Only 70% of all patients with accurate phone numbers and timely submission of data will actually be contacted.)

       e) In the event the Participating Organization chooses to submit data on optical scan forms rather than diskettes, as in the case of medical outcomes and outpatient outcomes scales, Formations shall make forms available at a cost of $3.00 per patient.

       f)     Additional Programming and Consultation Services:
              Support services requested in addition to this contract, shall be requested in writing, and shall be billed as follows:
              1) President: $150 per hour at Formations' office or in Chicago. $1,300 per day or any portion thereof for meetings outside of Chicago. Travel expenses to be billed at cost.
              2) Medical Director: $200 per hour at Formations' office or in Chicago. $1600 per day or any portion thereof for meetings outside of Chicago. Travel expenses to be billed at cost.
              3) Research Consultants, Training Consultants, Marketing Consultants, programming or statistical analysis services:
                     $125 per hour at Formations' office or in Chicago. $1000 per day or any portion thereof for meetings outside of Chicago. Travel expenses to be billed at cost.
              4) Customer Support Staff: $60.00 per hour at Formations' office or in Chicago. $400 per day or any portion thereof for meetings outside of Chicago. Travel expenses to be billed at cost.
              5) If a facility requests an additional service that is not approved by the


HealthSouth Data Contract
May 28, 1995
Page 14
                     corporate office, or if a facility makes an error or wishes to have their report rerun, these expenses shall be billed as consulting time to the facility and not the corporate office.

       f) Telephone and fax support as specified within this agreement is without charge, however all travel expenses for in person meetings requested by the Participant Organization shall be billed at cost. When attendance at a meeting is suggested by the Participating Organization, but not requested, and Formations agrees to attend, Formations shall pay for the travel expenses and shall not bill for consultation time.

       g)     Invoice schedules shall be as follows:

              1) Fees for services shall be billed twice a month, based upon a 35,000 patient guaranteed minimum. The combined fee for report processing and follow-up interviews is $20.25 per patient.

                     These fees shall be billed twice a month at the rate of $29,534.63 (2,917 patients per month X $20.25 per patient = $59,069.25 per month/2 billing periods per month = $29,534.63 per billing period) and invoiced on the 15th of the month and the end of the month. Travel expenses, telephone bill for follow-up services, training fees and additional services that are requested shall be invoiced by the end of the month for which the service was utilized.

                     Should the Participating Organization begin to submit data for more than 2,917 patients per month, a charge of $20.25 shall be submitted for each patient.

                     All invoices are due within 40 days. Invoices over 40 days are subject to a 1.5% per month interest charge.
                     Formations requests that the Participating Organization consider the implementation of a bi-monthly bank transfer, after invoice approval, rather than mailing of a check to decrease the recurring problems with late payments and mis-placed checks.

              2) Programming cost for modification to all reports to as follows: facility reports, Facility Year-End Report and Facility-Year-End report divided by pay source and the one-page Corporate Follow-up Table; comparison to previous and current year-to-date, and Corporate Break Out Report to include a comparison to same quarter previous year and year to date previous and current year-to-date, modifications to follow-up graphs as per


HealthSouth Data Contract
May 28, 1995
Page 15
                     request to include pie charts: Cost for programming and testing: 140 hours X $125 = $17,500. This will be billed one time only as "consulting services." These modifications shall be completed within 120 days of signing this agreement.


I. Miscellaneous: This agreement shall bind and benefit the parties and their respective assigns. This Agreement may not be assigned by the parties without prior written consent of the other. Such consent shall not be unreasonably withheld. No delay or omission by Participating Organization shall be a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other exercise of any other right or remedy.

       This Agreement shall be governed by the laws of the State of Illinois. The parties agree to the personal jurisdiction of any Illinois court. In the event of any successful legal proceeding to enforce the terms of this Agreement, Formations shall be entitled to recover reasonable attorneys' fees and expenses and other costs from Participating Organization. Section Headings are for the convenience of the parties and shall not be construed as part of the Agreement.

       The invalidity of any portion of the Agreement shall not affect the enforceability or validity of any other provision.

       The agreement together with any exhibit or addenda represents the entire agreement between the parties and supersedes all prior oral or written communication. No modification of this agreement shall be effective unless in writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date put above written.

Participating Organization:                      Formations:

Signature /s/ James P. Bennett                   Signature /s/ Pamella Leiter
          --------------------                             ------------------

Print Name James P. Bennett                      Print Name: Pamella Leiter
           -------------------

Title President                                  Title: President
      ------------------------

Date                                             Date
     -------------------------                        -----------------------


HealthSouth Data Contract
May 28, 1995

Addendum 1. to Agreement for Participation in the Formations Outcomes System Please complete for all facilities to be enrolled and mail or fax to
Formations:
Fax: (312) 849-3060. Address: 155 N. Wacker Dr., Suite 725,
Chicago, IL 60606.


Name of Participating Organization:
                                   -----------------------------
Date when data collection will begin:
                                     ---------------------------

Facility Name:
              -------------------------------------------------------

Data base category: The Participating Organization should determine how each facility's data should be categorized within the Formations' data base. Please select the facility type that applies.

        Inpatient: DRG exempt rehabilitation unit in a hospital
   ----
        Inpatient; A freestanding rehabilitation hospital
   ----
        Hospital based subacute care facility
   ----
        Outpatient Neuro
   ----
        Outpatient Ortho
   ----
        Outpatient Occupational Rehabilitation
   ----
        Home Health Care
   ----
        Other
   ----

Facility ID Code: (To be assigned by Formations after this form is submitted:
          ---------
Address:
         ------------------------------------------------------------

- ---------------------------------------------------------------------
Person to whom Outcomes Reports should be sent: Name:
                                                     ----------------
Phone:                            Fax:
      ----------------------------    -------------------------------
Address (if different from above):
                                  -----------------------------------

- ---------------------------------------------------------------------
Certification workshop contact person:
                                      -------------------------------
Phone:                            Fax:
      ----------------------------    -------------------------------
Data collection coordinator:
                            -----------------------------------------
Phone:                            Fax:
      ----------------------------    -------------------------------
Follow-up phone contact person:
                               --------------------------------------
Phone:                            Fax:
      ----------------------------    -------------------------------
Data entry method:
            HCIS software
       ----
            Formations forms
       ----
            Other:
       ----       ------------------------------------------

Will this facility require a Certification Workshop?     Yes     No
                                                    -----   -----
If yes, please state month in which workshop should occur:
                                                         ------------

Number of staff to be certified:         X $15.00 (Cost per Instruction
                                ---------
Guide) =
        ----

(please attach additional copies for each facility)



HealthSouth Data Contract
May 28, 1995
Page 17

Addendum 2

The HealthSouth report/processing schedule is listed below:


Report                      Current Schedule                   New Schedule
- -----------------------------------------------------------------------------------------
Facility Inpatient          5/15, 8/15, 10/15, 2/15            5/30(1), 8/10, 11/10, 1995
Rehabilitation Reports:                                        2/10, 1996
- -----------------------------------------------------------------------------------------
Corporate Reports, No       4/15, 8/15, 10/15, 2/15            5/30(2), 8/10, 11/10, 1995
Break Out, Break Out,                                          2/10, 1996
Ranking Report
- -----------------------------------------------------------------------------------------
Inpatient Rehab Trend       4/30, 7/31, 10/31, 1/31            6/10, 8/20, 11/20, 1995
Graphs                                                         2/20, 1996
- -----------------------------------------------------------------------------------------
Year-end corporate          2/28                               2/28
report
- -----------------------------------------------------------------------------------------
Year-end facility           3/28                               3/28
reports
- -----------------------------------------------------------------------------------------
Medical Outcomes                                               9/30, 12/30, 1995
Reports                                                        3/30, 6/30, 1996
- -----------------------------------------------------------------------------------------
Outpatient Outcomes                                            10/30, 1995
Reports                                                        1/30, 4/30, 7/30, 1996
- -----------------------------------------------------------------------------------------

___________________
       (1)This extension is requested for the first quarter of each year because Formations updates the norms and needs extra time to work out inevitable problems with running new software programs.

       (2)This extension is requested for the same reasons as stated above.

HealthSouth Data Contract
May 28, 1995
Page 18

Addendum 3

                         SAMPLE FOLLOW-UP RELEASE FORM


                   PATIENTS RECEIVING REHABILITATION SERVICES

(Facility Name) strives to provide its customers with the highest quality rehabilitation services. Information that you provide is vital to us in helping maintain customer satisfaction and attain positive outcomes within our facility.

To ensure our programs continue to provide effective services, your treatment team conducts evaluations during specific periods of your stay in the areas of self-care, mobility, communication, and cognition. These assessments allow us to maintain the quality of our program outcomes.

Because we are concerned with your ability to maintain your quality of life once you have left (Facility Name), we attempt to assess each patient's functional ability levels after their discharge. Approximately three months after your discharge, you will be contacted by telephone by a representative of a company named Formations in Health Care. (Facility Name) has contracted with Formations to collect this data so that it may be compared to your assessment levels from both admission and discharge. This follow-up information aids us in identifying issues for our program evaluation system.

We thank you in advance for your cooperation.

I acknowledge that the above information was explained to me to my satisfaction. I agree to the release of my name, phone number, demographic and functional status information to the appropriate parties mentioned above. I also agree that either I or my representative will do our best to cooperate with the interview.

NAME OF PATIENT                                  DATE


- -----------------------------------------        ------------------------------

OR

GUARDIAN, NEXT OF KIN OR SPONSORING AGENT        DATE


- -----------------------------------------        ------------------------------

HealthSouth Data Contract
May 28, 1995
Page 19

Addendum 4

HEALTHSOUTH-FORMATIONS CONTRACT PRICE COMPARISONS: 1994-1995


SERVICE                     1994 PRICE           1995 PRICE                  COMMENTS
- -----------------------------------------------------------------------------------------------------
Competency                  $1,000 per           same per facility,          HealthSouth is producing
Certification               facility             when a single               a video which should
                                                 staff member is             support training efforts.
                                                 certified the price
                                                 is $20.00
- -----------------------------------------------------------------------------------------------------

Facility and corporate      $8.55 per patient    11.35                       Formations did not cover
report processing                                                            costs in servicing the
                                                                             HealthSouth contract in
                                                                             1994-1995, so prices
                                                                             needed to be raised. In
                                                                             1995-1996 Formations is
                                                                             providing more service:
                                                                             more scales and expanded
                                                                             reports.
- -----------------------------------------------------------------------------------------------------

Follow up phone calls       $6.90                8.90                        Same as above
and reports
- -----------------------------------------------------------------------------------------------------

Consultation services       $1.00 per patient    Will be billed on           See consultation fees on
                                                 a "per project"             E. f), page 13
                                                 basis
- -----------------------------------------------------------------------------------------------------

For 1995, the total contract for standard services is based upon $20.25 per patient for a minimum of 35,000 patients.

HealthSouth Data Contract
May 28, 1995
Page 20

PROJECTED 1995 FEES:


Report processing           Consulting and              Phone         Other: Travel,       Total
and follow up calls         Certification               bill          shipping,
                                                                      manuals
- ---------------------------------------------------------------------------------------------------
$708,750                    $3,000 for video tape       $42,892       $25,149              $887,291
                            $20,000 (estimate) for                    $30,000 for
                            certification of                          training
                            outpatient and subacute                   manuals
                            centers                                   Total:
                            $40,000 for certification                 $55,149
                                   of 2,000 staff in
                                   co-morbid and
                                   IADL scales
                            $17,500 for requested
                            report modifications
                            Total: $80,500
- ---------------------------------------------------------------------------------------------------


COMPARISON TO LAST YEAR:

From June 1, 1994 through May 31, 1995, Formations processed data for 25,474 patients. The total charges to HealthSouth were $604,903 and were categorized as follows:


Report processing           Consulting and              Phone         Other: Travel,       Total
and follow up calls         Certification               bill          shipping,
                                                                      manuals
- ---------------------------------------------------------------------------------------------------
$521,109                    $43,600                     $32,250       $20,958              $649,388
- ---------------------------------------------------------------------------------------------------

THIS COMPARISON INDICATES A 37% INCREASE IN PATIENTS AND A 37% INCREASE IN COST OF SERVICES, BASED UPON SERVICES THAT HAVE BEEN ORDERED AS OF JULY 29, 1995.


Formations requests that the invoicing schedule be altered to two times per month rather than one time per month. On the 15th of the month, the invoice shall be $29,534.63. On the 30th of the month the invoice shall be the same, and also include any additional programming/consulting or

HealthSouth Data Contract
May 28, 1995
Page 21
training sessions. Each month, Formations will indicate the number of patients for which data was received.

HealthSouth is receiving a large discount on services. Other clients are paying $33.00 per patient, not including any corporate reports.





HealthSouth Data Contract
May 28, 1995

Addendum 5


                     HealthSouth Facilities and Scales in use and proposed for use with month of implementation



                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Regional                 X                                    July     July
Rehab Center - Miami
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Regional                 X                                    July     July
Rehab Center - Largo
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab              X                                          July     July
Hospital - Oklahoma
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab              X                                          July     July
Hospital - Florence
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab              X                                          July     July
Center - Humble
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab              X                                          July     July
Center - Kingsport
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Medical                  X             July                   July     July
Center - Richmond
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth New Hampshire      X                                          July     July
Rehab Hospital
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 23





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Medical           X                    July                   July     July
Center East
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - North           X                    Sept.                  July     July
Houston
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Head Injury               X                                   July     July
Rehab Center
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab                     X                                   July     July
Hospital - Albuquerque
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Rehab                     X                                   July     July
Hospital - Columbia
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Regional                  X                                   July     July
Rehab - Fort Worth
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Vanderbilt/               X                                   July     July
Stallworth
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Trident                 X                                   July     July
Neurological Center
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth Altoona                   X                                   July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Tallahassee             X                                   July     July
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 24





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Dallas                 X                                    July     July
Rehab Institute
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Fort Smith             X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - New Jersey             X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Great Lakes            X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Montgomery             X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Mechanicsburg          X                                    July     July
Acute
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Sarasota               X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Sea Pines              X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Nittany Valley         X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Sunrise                X                                    July     July
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 25





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Treasure               X                                    July     July
Coast
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - York                   X                          Sept.     July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Greater                X                                    July     July
Pittsburgh
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Riosa                  X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Utah                   X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Dothan                 X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Memphis                X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Lake Erie              X                          Sept.     July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Austin                 X                                    July     July
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Texarkana              X                                    July     July
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 26





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Midland/               X                                    July     July
Odessa
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - North                  X                                    July     July
Alabama Rehab Hospital
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Middle                 X                                    July     July
Tennessee Rehab at Sumner
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Lakeshore              X                                    July     July
Rehab at Carraway
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Chattanooga            X                                    July     July
Rehab
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Huntington             X                                    July     July
Rehab Hospital
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Lakeshore              X                                    July     July
Rehab - Brookwood Unit
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Lakeshore Rehab        X                                    July     July
at Bessemer-Carraway
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Northern               X                                    July     July
Kentucky Rehab
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Lakeshore              X                                    July     July
Rehab Hospital
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 27





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Central                X                                    July     July
Georgia Rehab
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - South                  X                                    July     July
Louisiana Rehab
- -----------------------------------------------------------------------------------------------------------------------------------
NovaCare Facilities:
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Arlington                          October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Virginia                           October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Mountainview                       October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Western Hills                      October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Southern Hills                     October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Institute                          October                  October  October
of Tucson
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Meridian Point                     October                  October  October
===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 28





                            -- Scales In Use --   -------------------------------- Scales Proposed---------------------------------


===================================================================================================================================
                                   functional    functional    Medical   Comorbid Instrumental Outpatient  Outpatient  Outpatient
                                   independence  independence  Outcomes  Disease  ADL          Neuro       Ortho       Occupational
Facility Name                LORS  measure       measure       Scales    Status   Scales       Scales      Scales      Rehab Scales
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Chesapeake                         October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Valley of                          October                  October  October
the Sun
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - Bakersfield                        October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------
HealthSouth - TriState                           October                  October  October
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                                                                                        HEALTHSOUTH DATA CONTRACT
                                                                                                        MAY 28, 1995
                                                                                                        PAGE 29


                        JOINT VENTURE WITH HEALTHSOUTH

  ADDENDUM 1. - COVERED UNDER HEALTHSOUTH CONTRACT (probably starting 1/1/96)


       Please complete for each facility to be enrolled and mail or fax to Formations:
Fax: (312) 848-0060 Ph: (312) 549-3060 Address: 155 North Wacker Drive, Suite 725, Chicago, IL 60606
Name of Participating Organization: University of Virginia Health Sciences Center
                                   ----------------------------------------------------------------------
Facility Name                             Date when data collection will begin: ASAP after training
             ----------------------------                                       -------------------------
Data base category: The Participating Organization should determine how each facility's data should be categorized within the Formations' data base. Please select ONE AND ONLY ONE of the following:
- ---------------------------------------------------------------------------------------------------------
X Inpatient CRC exempt rehabilitation unit in hospital    Inpatient Free-standing rehabilitation hospital
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Hospital-based subacute unit                            Hospital-based skilled nursing unit
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Skilled nursing facility Subacute unit                  Skilled nursing facility
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Contract services company Subacute care                 Contract services company Skilled care
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Home care agency                                        Outpatient Center - hospital based
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Occupational rehabilitation clinic                      Outpatient center, non-hospital
- -                                                       -
- ---------------------------------------------------------------------------------------------------------
  Acute Long Term Care
- -
- ---------------------------------------------------------------------------------------------------------
Facility Medicare Provider #: 490009                           Facility Corp. ID #
                             --------------------------------                     -----------------------
                                                                                  (Formations will assign)

Address: PO Box 79 Blue Ridge Hospital UVA Charlottesville, Virginia 22901
        -------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------
Person to whom Outcomes Reports should be sent Name: Teresa Tusen Radford
                                                    -----------------------------------------------------
Phone (804) 924 8549                      Fax: (804) 924-2439
      -----------------------------------     -----------------------------------------------------------
Address (if different from above)
                                 ------------------------------------------------------------------------
Certification coordinator:
                          -------------------------------------------------------------------------------
Phone:                                    Fax:
      -----------------------------------     -----------------------------------------------------------
Data collection coordinator:
                            -----------------------------------------------------------------------------
Phone:                                    Fax:
      -----------------------------------     -----------------------------------------------------------
Billing contact: Danye Robinson
                 ----------------------------------------------------------------------------------------
Phone: (804) 243-6226                     Fax: (804) 924-0221
      -----------------------------------     -----------------------------------------------------------
Scales that data will be collected on:                         Flm
                                      -------------------------------------------------------------------
Data entry method:          Formations optical scan forms             other:
                        ---                                      -----       ----------------------------
                         X  Formations Rehabilitation Case Manager (RCM)
                        ---
Will this facility collect follow-up data?  X  Yes     No
                                           ---     ---
Will this facility contract for Formations follow-up services?  X  Yes     No
                                                               ---     ---
If yes, who is the contact person? Name: Teresa Radford        Phone:  (804) 924-8549
                                        ----------------------        -----------------------------------
Anticipated number of discharges per month to be submitted:
                                                           ----------------------------------------------
Will this facility require a Certification Workshop?  X  Yes     No
                                                     ---     ---
If yes, state month in which workshop should occur:        VA NOV
                                                   ------------------------------------------------------
If no, how will facility certify staff?:
                                        -----------------------------------------------------------------
Name of trainer:
                -----------------------------------------------------------------------------------------
Number of staff to be certified:   30     x  $20.00 (Cost per Instruction Guide)      =    600
                                 ------                                                  -------
                                             $20.00 (Cost per certification test)*    =
                                                                                         -------
                                                              Shipping fees**         =
                                                                                         -------
                                                              Workshop price***          $1,000
                                                              Sign-on fee                $  250
                                                              Total amount due        =   1,850
                                                                                         -------
*The certification test fee is waived if a Formations trainer is giving workshop.
**Formations will calculate based on weight of shipment of handling fees.
***The workshop price is waived if a non-Formations trainer is giving workshop.
   (See train-the-trainer program)
                           (please attach additional copies for each facility)